Exhibit 10.1

Amendment No. 1 to
Green Mountain Coffee Roasters, Inc.
2008 Change-in-Control Severance Benefit Plan

Pursuant to Section 11 of the Green Mountain Coffee Roasters, Inc. 2008 Change-in-Control Severance Benefit Plan (the “Plan”), the Plan is hereby amended, effective as of March 8, 2013, as follows:

1.              The definition of “Change in Control” of the Plan is hereby amended and restated to read in its entirety as follows:

““Change in Control”: A Change in Control shall be deemed to have occurred upon the occurrence of any of the following:

(a) any Person (excluding (i) any employee benefit plan of the Company or its subsidiaries and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan and (i) Robert Stiller, members of his family and trusts for their benefit) become(s) the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 35% or more of the equity securities of the Company entitled to vote for members of the Board on a fully-diluted basis (and taking into account all such securities that such Person has the right to acquire pursuant to any option right); provided, that if a Person (subject to the exclusions set forth in (a)(i) and (a)(ii) above) becomes the “beneficial owner” (as defined above) of 35% or more but less than 50% of the equity securities of the Company entitled to vote for members of the Board on a fully-diluted basis (and taking into account all such securities that such Person has the right to acquire pursuant to any option right), no Change in Control shall be deemed to have occurred by reason thereof under this paragraph (a) if within fifteen (15) days of being advised that such ownership level has been reached, a majority of the Incumbent Directors then in office adopt a resolution approving the acquisition of that level of securities ownership by such Person;

(b) there is consummated a Business Combination unless, following such Business Combination, (i) the Persons who were the beneficial owners (as defined in paragraph (a)) of the equity securities of the Company entitled to vote for members of the Board beneficially own (as so defined), directly or indirectly, more than 50% of the equity securities entitled to vote generally in the election of directors (or the equivalent) of the entity resulting from such Business Combination in substantially the same proportions as their ownership immediately prior to such Business Combination of the equity securities of the Company entitled to vote for members of the Board, (ii) no Person (excluding any entity resulting from such Business Combination or any entity or individual described in (a)(i) or (a)(ii) or that would be so described if the resulting entity were substituted for “the Company and its subsidiaries” in (a)(i)) beneficially owns, directly or indirectly, 35% or more of the equity securities entitled to vote generally in the election of directors (or the equivalent) of the entity resulting from such Business Combination, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors (or the equivalent) resulting from such Business Combination were Incumbent Directors at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(c) the stockholders of the Company approve a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, to the extent required for the Plan to comply with Section 409A of the Code, or as applied to any other plan or program of the Company that references this definition, a ‘Change in Control’ shall not be deemed to have occurred unless it also qualifies as a change in ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company (as defined in Treasury Regulation Section 1.409A-3(i)(5)) (it being understood that, in any such case, subsection (a) of this definition shall be interpreted as if the Board did not have the discretion contemplated by such subsection).”

2.              In all other respects, the Plan shall remain in full force and effect.